UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 31, 2008

(Date of Earliest Event Reported)

Clarient, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 Columbia, Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 425-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Clarient, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2008 (the “Original 8-K”) in order to include the schedules, exhibits and other similar attachments to the contracts filed as Exhibits 10.1, 10.2 and 10.3 to the Original 8-K.  Except for the amendments described above, this Amendment No. 1 on Form 8-K/A does not modify or update in any way the Original 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1†	Credit Agreement, dated as of July 31, 2008, by and among Clarient, Inc., Clarient Diagnostic Services, Inc., ChromaVision International, Inc. and Gemino Healthcare Finance, LLC.
10.2†	Third Amendment and Waiver to Amended and Restated Loan Agreement, dated as of July 31, 2008, by and between Comerica Bank and Clarient, Inc.
10.3†	First Amendment and Waiver of Amended and Restated Senior Subordinated Revolving Credit Agreement, dated July 31, 2008, by and between Clarient, Inc. and Safeguard Delaware, Inc.

†  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: July 20, 2009	By:	/s/ Raymond J. Land
	Name:	Raymond J. Land
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Credit Agreement, dated as of July 31, 2008, by and among Clarient, Inc., Clarient Diagnostic Services, Inc., ChromaVision International, Inc. and Gemino Healthcare Finance, LLC.

10.2†	Third Amendment and Waiver to Amended and Restated Loan Agreement, dated as of July 31, 2008, by and between Comerica Bank and Clarient, Inc.

10.3†	First Amendment and Waiver of Amended and Restated Senior Subordinated Revolving Credit Agreement, dated July 31, 2008, by and between Clarient, Inc. and Safeguard Delaware, Inc.

†  Filed herewith